                              [LOGO APPEARS HERE]

DEAR FELLOW SHAREHOLDER:

In late March, the Federal Reserve Board initiated a 0.25% increase in interest rates with the intent of slowing the domestic economy. They perceived inflation threats in the future and felt that the economy was growing too fast presently. From their public statements, it is believed that their attention is focused on employment costs, both wages and fringe benefits. The current tight labor market has produced an environment for higher wage inflation and the Federal Reserve is fearful that this will be translated into price inflation as it has been in the past. To date, there are no signs of such price inflation occurring.

The first quarter earnings reports have been unusually strong, averaging up 15% for the Standard & Poor's 500. This is a combination of strong GDP growth plus continued emphasis on cost cutting. Based upon first quarter reports, the S&P 500 is now selling at about seventeen times estimated 1997 annual earnings of forty-four dollars. The strong earnings reports are giving management confidence to continue high levels of capital spending for new production capacity and cost cutting equipment. It also reinforces their free cash flow which is available for increased dividends and further stock buybacks.

The markets seemed to adjust to the interest rate increase from the Federal Reserve in March. It now appears that a second increase to take place in May has been fairly discounted within the market. Real bond yields have increased 120 basis points over the last four months. One recent survey of institutional bond managers shows that they were broadly bearish. A contrarian point-of-view might suggest that we are approaching a buying point in the bond market if such universal bearishness persists. This would be corroborated if economic activity level begins to slow down as we expect it will.

In our January outlook for the year we cited our expectation that 1997 would produce single digit returns for the S&P 500. Our reasoning was two fold, that historically the first year of presidential terms had shown an average of only 2.7% returns, and that the average of all the years following back-to-back double digit returns in the market was a -2% return. For the first quarter, the S&P 500 returned 2.67%. We continue to forecast a positive single digit return for the S&P 500 for all of 1997. It will be a year in which gains in the stock market will not come easy and a return to fundamental valuations will produce significant losses in many of the hyperinflated areas of the over-the-counter markets. This is the type of year in which stock selection and focus on company valuation will be all important.

There is a potential negotiated "budget deal" that would include a capital gains tax cut. This could be passed to be effective later in 1997. The bad news is that the stock market has generally declined after the effective date of any capital gains cut. This was true in 1978 and 1981 as investors took advantage of lower rates by selling stocks.

                                       Sincerely yours,

                                       /s/ James W. Stratton
                                       James W. Stratton
                                           Chairman

May 5, 1997

FUND HIGHLIGHTS

Stratton Growth Fund

                           MARCH 31, 1997 December 31, 1996
-----------------------------------------------------------
Total Net Assets            $44,724,986      $44,801,256
-----------------------------------------------------------
Net Asset Value Per Share        $27.59           $27.00
-----------------------------------------------------------
Shares Outstanding            1,620,832        1,659,408
-----------------------------------------------------------
Number of Shareholders            1,211            1,239
-----------------------------------------------------------
Average Size Account            $36,932          $36,159
-----------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

MAJOR PURCHASES                  MAJOR SALES
--------------------------------------------------------------
Commerce Bancorp, Inc.           Atlantic Richfield Co. (2)
First Commerce Corp. (1)         International Paper Co. (2)
First Hawaiian, Inc. (1)         Primex Technologies, Inc. (2)
Fleetwood Enterprises, Inc. (1)  Sturm, Ruger & Co., Inc.
Glatfelter (P.H.) Co.            Westvaco Corp.
Penney (J.C.) Co. (1)
The Limited, Inc. (1)
Thomas & Betts Corp. (1)
(1) New Holdings                 (2) Eliminations

TEN LARGEST HOLDINGS MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                 Market Value Percent of TNA
------------------------------------------------------------
CoreStates Financial Corp.       $ 2,642,187        5.9%
------------------------------------------------------------
Du Pont (E.I.) de Nemours & Co.    2,120,000        4.7
------------------------------------------------------------
EG & G, Inc.                       2,087,500        4.7
------------------------------------------------------------
PNC Bank Corp.                     2,000,000        4.5
------------------------------------------------------------
Olin Corp.                         1,987,500        4.5
------------------------------------------------------------
American Express Co.               1,796,250        4.0
------------------------------------------------------------
Pitney Bowes, Inc.                 1,762,500        4.0
------------------------------------------------------------
Carpenter Technology Corp.         1,759,500        3.9
------------------------------------------------------------
Mobil Corp.                        1,567,500        3.5
------------------------------------------------------------
Harris Corp.                       1,537,500        3.4
------------------------------------------------------------
                                 $19,260,437       43.1%
------------------------------------------------------------

STRATTON GROWTH FUND

                           [LINE GRAPH APPEARS HERE]

Stratton Growth Fund made some significant changes in its portfolio during the first quarter of the year. We added to our position in banks and financial stocks raising the total to 19.3% of assets. We did this through adding two new names to the portfolio; First Commerce Corp., a regional bank located in Louisiana and First Hawaiian Inc. In addition, we added to our holdings of Commerce Bancorp., which is located in the Delaware Valley and New Jersey. We continue to believe that the banking industry is ripe for further consolidation and that bank earnings will continue to grow in the interest rate environment that we envision.

We invested 2% in retailing stocks using both JC Penney and The Limited. We have not held this industry in the past because of its prolonged earnings weakness. We do see signs that retailing is improving, especially on the soft goods side.

To provide funds for these purchases we reduced our holdings in the paper industry from 10% of the portfolio to 5% and we reduced our position in the energy industry by 2.4%. The portfolio turnover rate was 10% for the quarter which is a normal level for this Fund. Our expense ratio improved further to 1.11% on an annualized basis. The total return for the Fund during the first quarter was 2.19% which trailed the S&P 500 slightly.

Total net assets were $44,724,986. Net asset value per share rose to $27.59.

FUND HIGHLIGHTS

Stratton Monthly Dividend Shares

                           MARCH 31, 1997 December 31, 1996
-----------------------------------------------------------
Total Net Assets            $94,883,884     $103,779,735
-----------------------------------------------------------
Net Asset Value Per Share        $27.14           $27.43
-----------------------------------------------------------
Shares Outstanding            3,495,466        3,783,660
-----------------------------------------------------------
Number of Shareholders            5,541            5,838
-----------------------------------------------------------
Average Size Account            $17,124          $17,777
-----------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

MAJOR PURCHASES                     MAJOR SALES
-------------------------------------------------------------------------------
Gables Residential Trust (1)        Atlantic Energy, Inc. (2)
Glimcher Realty Trust               Boston Edison Co. (2)
Home Properties of NY, Inc. (1)     Crown American Realty Trust (2)
Hospitality Properties Trust (1)    Delmarva Power & Light Co. (2)
Jameson Inns, Inc. (1)              Eastern Utility Associates (2)
Liberty Property Trust (1)          Nevada Power Co. (2)
LTC Properties, Inc. (1)            Orange & Rockland Utilities, Inc. (2)
Oasis Residential, Inc. (1)         Rochester Gas & Electric Corp. (2)
Universal Health Realty Income
 Trust (1)                          U.S. West Communications Group Delaware (2)
Western Investment Real Estate (1)
(1) New Holdings                    (2) Eliminations

TEN LARGEST HOLDINGS MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                     Market Value Percent of TNA
----------------------------------------------------------------
Health Care REIT, Inc.               $ 4,609,875        4.9%
----------------------------------------------------------------
National Health Investors, Inc.        4,581,225        4.8
----------------------------------------------------------------
Excel Realty Trust, Inc.               4,418,750        4.7
----------------------------------------------------------------
Developers Diversified Realty Corp.    3,397,500        3.6
----------------------------------------------------------------
Mid-America Realty Investments, Inc    3,347,625        3.5
----------------------------------------------------------------
Merry Land & Investment Co., Inc.      3,075,000        3.2
----------------------------------------------------------------
EastGroup Properties, SBI              2,522,475        2.7
----------------------------------------------------------------
Equity Inns, Inc.                      2,517,500        2.7
----------------------------------------------------------------
The Price REIT, Inc.                   2,497,500        2.6
----------------------------------------------------------------
Glimcher Realty Trust                  2,486,250        2.6
----------------------------------------------------------------
                                     $33,453,700       35.3%
----------------------------------------------------------------

STRATTON MONTHLY DIVIDEND SHARES

                           [LINE GRAPH APPEARS HERE]

During the first quarter of 1997, Stratton Monthly Dividend Shares completed the transition to an all REIT fund. We sold the remaining utility stocks that were held. We now have 44 companies, including convertible securities, which is broad diversification within the REIT universe. Our largest single industry groups are 18.3% in shopping centers; 16.1% in health care real estate; 15.8% in apartments; and 13.6% in hotels and motels. The remainder of the portfolio is distributed among a wide variety of other property types of REITs.

As a result, portfolio turnover for the first quarter was somewhat higher than normal at 18%. We expect turnover to moderate considerably for the rest of the year as we have completed the conversion from utilities to REITs. Our expense ratio held at the low level of 1%, on an annual basis. This permitted your fund to produce a ratio of net income to average net assets of 7.82%.

Historically, REITs have been considered defensive investments. UBS Securities analyzed REIT price performance over the past three years. During that time, there were twelve weeks when the S&P 500 declined by more than 2%; REITs outperformed the S&P 500 in eleven of those twelve weeks; registering an average decrease of 0.72% while the S&P 500 declined 2.41%. REITs are clearly a choice for investors concerned about the level of today's market.

UBS took the study one step further and determined that higher yielding REITs outperformed the industry average in periods of market uncertainty regardless of the interest rate environment.

The total return for the Fund during the most recent quarter was 0.69%. While this positive return trailed the S&P 500, it was achieved in a period during which the Federal Reserve Board raised interest rates. The portfolio clearly performed much better than it would have if we had maintained our former diversified portfolio of utility stocks.

Total net assets were $94,883,884. Net asset value per share was $27.14.

FUND HIGHLIGHTS

Stratton Small-Cap Yield Fund

                           MARCH 31, 1997 December 31, 1996
-----------------------------------------------------------
Total Net Assets            $22,471,595      $21,691,076
-----------------------------------------------------------
Net Asset Value Per Share        $34.82           $33.58
-----------------------------------------------------------
Shares Outstanding              645,457          645,878
-----------------------------------------------------------
Number of Shareholders              858              874
-----------------------------------------------------------
Average Size Account            $26,191          $24,818
-----------------------------------------------------------

PORTFOLIO CHANGES FOR THE QUARTER ENDED MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

MAJOR PURCHASES                    MAJOR SALES
------------------------------------------------------------------------
Commercial Intertech Corp. (1)     A.O. Smith Corp.
Florida Rock Industries, Inc. (1)  K2, Inc.
Helix Technology Corp.             Kysor Industrial Corp. (2)
Marc, Inc.                         Merry Land & Investment Co., Inc. (2)
Primex Technologies, Inc. (1)      Sturm, Ruger & Co., Inc.
Tasty Baking Co.                   Winnebago Industries, Inc. (2)
West Co., Inc. (1)
(1) New Holdings                   (2) Eliminations

TEN LARGEST HOLDINGS MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

                                  Market Value Percent of TNA
-------------------------------------------------------------
A.O. Smith Corp.                   $  697,500        3.1%
-------------------------------------------------------------
Helix Technology Corp.                655,000        2.9
-------------------------------------------------------------
Excel Industries, Inc.                611,250        2.7
-------------------------------------------------------------
Marc, Inc.                            609,375        2.7
-------------------------------------------------------------
American Business Products, Inc.      600,000        2.7
-------------------------------------------------------------
Mississippi Chemical Corp.            596,875        2.7
-------------------------------------------------------------
Interra Financial, Inc.               590,750        2.6
-------------------------------------------------------------
Donegal Group, Inc.                   590,625        2.6
-------------------------------------------------------------
Kuhlman Corp.                         581,250        2.6
-------------------------------------------------------------
K2, Inc.                              572,125        2.6
-------------------------------------------------------------
                                   $6,104,750       27.2%
-------------------------------------------------------------

STRATTON SMALL-CAP YIELD FUND

                           [LINE GRAPH APPEARS HERE]

Stratton Small-Cap Yield Fund is comprised of small companies all of which have market capitalizations under $500 million at the time of purchase. Currently, the average market capitalization of the stocks in the portfolio is approximately $300 million. The current number of holdings is 58, which is similar to the previous twelve months. Our portfolio turnover for the quarter was lower than normal at 8%.

At the end of the quarter, the portfolio was 93% invested with the remaining cash reserves held in short-term commercial paper. Your Fund's industry mix has remained primarily the same. Industrial stocks now make up our largest sector weighting at 20% with Banking at 19%. Business services are 11% while 10% of the portfolio is in dividend-paying Technology stocks.

Performance for the quarter was significantly above the Russell 2000 Small-Cap Index as softness in technology stocks guided the small-cap equity markets lower. For the quarter, your Fund registered a 4.1% gain versus a 4.4% loss for the Russell. Our portfolio escaped the many earnings disappointments announced by computer graphics and networking companies. We were also helped by the takeover of Kysor Industrial and two small bank holdings. We continue to aggressively look for new undervalued purchase candidates which we hope will provide strong performance within the value-based parameters required by the Fund.

The Fund's Directors declared the regular first fiscal quarter dividend at the rate of $0.10 per share payable on March 21 to stockholders of record as of March 13, 1997.

Total net assets have grown to $22,471,595. Net asset value per share was $34.82.

STRATTON GROWTH FUND
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The primary objective of SGF is to seek possible growth of capital for its shareholders' investments with current income from interest and dividends as a secondary objective. The Fund's investments will normally consist of common stock and securities convertible into common stock.

WHAT IS THE INVESTMENT PHILOSOPHY USED IN MANAGING THE FUND?

Our in-house research of historical data shows that investing in high yielding common stocks has produced above-average returns while lowering risk and preserving capital. For Stratton Management Co., the common stock yield is the primary screen in sorting out the equity stocks that are available. We then look at additional yield characteristics such as dividend growth rates and dividend coverage. Finally, we conduct fundamental analysis of important characteristics such as the earnings and cash flow outlook, management strengths, and industry competitive position.

WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

 . Average gross portfolio yield target should exceed the S&P 500 by more than 50%.

 .  Approximately 30 companies are held.

 .  By combining high dividend yield and underlying low price volatility
   (Beta), SGF should have the potential to produce good relative performance in up markets and superior relative performance in down markets.

STRATTON MONTHLY DIVIDEND SHARES

WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The primary objective of SMDS is to seek a high rate of return from dividend and interest income on its investments in common stock and securities convertible into common stock. The Fund intends to invest at least 25% of its assets in securities of Real Estate Investment Trusts ( REITs ) and of public utility companies engaged in the production, transmission or distribution of electric, energy, gas, water or telephone service.

WHAT IS THE INVESTMENT PHILOSOPHY USED IN MANAGING THE FUND?

SMDS, from 1980 through 11/29/96, was heavily invested in the securities of public utility companies. In the Fall of 1996, it was the belief of Stratton Management Company, the Fund's Advisor, supported by a proxy vote of the Fund's outstanding shares, that the Fund's primary mission of maintaining and distributing a high level of dividend income would be significantly enhanced by allowing the Fund to concentrate its assets both in REITs and public utility companies. Currently, 80% or more of the Fund's assets is invested in high dividend paying REITs. REITs were designed to provide investors with a tradable interest in a pool of real estate or real estate related assets. There are several types of real estate properties that are owned by REITs, including health care facilities, apartment complexes, shopping malls, office centers, hotels, and industrial buildings.

WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

 .  The portfolio is comprised of high dividend paying securities.

 .  Approximately 40 companies are held.

 . SMDS is managed to provide a high level of current monthly income, and to offer the potential for long-term capital appreciation.

STRATTON SMALL-CAP YIELD FUND
WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

The primary objective of SSCY is to achieve both dividend income and capital appreciation for its shareholders' investments by investing in dividend paying small capitalization companies. We attempt to purchase companies whose recent and future earnings power give them the potential for higher valuations and continued dividend growth.

WHAT IS THE INVESTMENT PHILOSOPHY USED IN MANAGING THE FUND?

This all equity mutual fund invests in the common stocks of small but established dividend paying companies. The initial screen for stock selection requires that a stock yields greater than the Small Cap average as measured by the Russell 2000 Index. We then employ a three step process which focuses on a stock's fundamental valuation, earnings prospects, and, as a confirming factor, relative price strength. We feel that companies that exhibit consistent earnings and that regularly increase their dividends have superior appreciation potential with reasonable levels of risk.

WHAT ARE THE PRIMARY INVESTMENT CHARACTERISTICS OF THE PORTFOLIO?

 . Average gross portfolio yield target should exceed the S&P 500 and be approximately twice the yield of the average small-cap company.

 .  Approximately 60 companies are held.

 .  By combining high dividend yields and underlying low price volatility
   (Beta), SSCY seeks to produce good relative performance in up markets and superior relative performance in down markets.

SCHEDULE OF INVESTMENTS March 31, 1997 (unaudited)

Stratton Growth Fund

                                                                       MARKET
                                                           NUMBER OF    VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- -----------
COMMON STOCKS - 93.0%
BANKING/FINANCIAL - 19.3%
Comerica, Inc.............................................   15,000  $   845,625
Commerce Bancorp, Inc.....................................   31,000      852,500
CoreStates Financial Corp.................................   55,625    2,642,187
First Commerce Corp.......................................   20,000      810,000
First Hawaiian, Inc.......................................   20,000      622,500
PNC Bank Corp.............................................   50,000    2,000,000
Summit Bancorp, Inc.......................................   20,000      875,000
                                                                     -----------
                                                                       8,647,812
                                                                     -----------
BUSINESS SERVICES - 8.0%
American Express Co.......................................   30,000    1,796,250
Pitney Bowes, Inc.........................................   30,000    1,762,500
                                                                     -----------
                                                                       3,558,750
                                                                     -----------
CAPITAL GOODS/TECHNOLOGY - 10.0%
EG & G, Inc...............................................  100,000    2,087,500
Harris Corp...............................................   20,000    1,537,500
Thomas & Betts Corp.......................................   20,000      855,000
                                                                     -----------
                                                                       4,480,000
                                                                     -----------
CHEMICAL - 9.2%
Du Pont (E.I.) de Nemours & Co............................   20,000    2,120,000
Olin Corp.................................................   50,000    1,987,500
                                                                     -----------
                                                                       4,107,500
                                                                     -----------
CONSUMER PRODUCTS - 10.7%
Hormel Foods Corp.........................................   50,000    1,281,250
Kimberly-Clark Corp.......................................   14,000    1,391,250
The Quaker Oats Co........................................   40,000    1,460,000
Sturm, Ruger & Co., Inc...................................   40,000      635,000
                                                                     -----------
                                                                       4,767,500
                                                                     -----------
ENERGY - 7.2%
El Paso Energy Corp.......................................   10,000      566,250
Exxon Corp................................................   10,000    1,077,500
Mobil Corp................................................   12,000    1,567,500
                                                                     -----------
                                                                       3,211,250
                                                                     -----------
HEALTH CARE - 6.3%
American Home Products Corp...............................   20,000    1,200,000
Pharmacia & Upjohn, Inc...................................   25,000      915,625
SmithKline Beecham PLC ADRs...............................   10,000      700,000
                                                                     -----------
                                                                       2,815,625
                                                                     -----------
INDUSTRIAL - 1.1%
Fleetwood Enterprises, Inc................................   20,000      500,000
                                                                     -----------

                See accompanying notes to financial statements.

                                                                      MARKET
                                                          NUMBER OF    VALUE
                                                           SHARES    (NOTE 1)
                                                          --------- -----------
INSURANCE/SERVICES - 10.3%
American General Corp....................................  30,000   $ 1,222,500
Aon Corp.................................................  15,000       918,750
Lincoln National Corp....................................  20,000     1,070,000
USLife Corp..............................................  30,000     1,402,500
                                                                    -----------
                                                                      4,613,750
                                                                    -----------
METALS - 3.9%
Carpenter Technology Corp................................  46,000     1,759,500
                                                                    -----------
PAPER - 5.1%
Glatfelter (P.H.) Co.....................................  60,000       990,000
Westvaco Corp............................................  25,000       628,125
Weyerhaeuser Co..........................................  15,000       669,375
                                                                    -----------
                                                                      2,287,500
                                                                    -----------
RETAILING - 1.9%
The Limited, Inc.........................................  20,000       367,500
Penney (J.C.) Co.........................................  10,000       476,250
                                                                    -----------
                                                                        843,750
                                                                    -----------
Total Common Stocks
 (cost $28,032,919)......................................            41,592,937
                                                                    -----------

                                                         PRINCIPAL
                                                           AMOUNT
                                                         ----------
SHORT-TERM NOTES - 6.8%
Prudential Funding Corp.
 5.40% due 04/02/97..................................... $1,515,000   1,515,000
General Electric Capital Corp.
 5.65% due 04/07/97.....................................  1,515,000   1,515,000
                                                                    -----------
Total Short-Term Notes
 (cost $3,030,000)......................................              3,030,000
                                                                    -----------
TOTAL INVESTMENTS - 99.8%
 (cost $31,062,919*)....................................             44,622,937
CASH AND OTHER ASSETS,
 LESS LIABILITIES - 0.2%................................                102,049
                                                                    -----------
NET ASSETS - 100.0%.....................................            $44,724,986
                                                                    ===========

--------
* Aggregate cost for federal income tax purposes is $31,062,919; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $13,819,630
Gross unrealized depreciation......................................    (259,612)
                                                                    -----------
 Net unrealized appreciation....................................... $13,560,018
                                                                    ===========

SCHEDULE OF INVESTMENTS March 31, 1997 (unaudited)

Stratton Monthly Dividend Shares

                                                                      MARKET
                                                          NUMBER OF    VALUE
                                                           SHARES    (NOTE 1)
                                                          --------- -----------
COMMON STOCKS - 82.4%
REAL ESTATE - 82.4%
APARTMENTS - 15.8%
Berkshire Realty Co., Inc................................   90,000  $   978,750
Evans Withycombe Residential, Inc........................   60,000    1,237,500
Gables Residential Trust.................................   50,000    1,275,000
Home Properties of New York, Inc.........................   50,000    1,181,250
Merry Land & Investment Co., Inc.........................  150,000    3,075,000
Mid-America Apartment Communities, Inc...................   50,000    1,400,000
Oasis Residential, Inc...................................   50,000    1,125,000
Summit Properties, Inc...................................   50,000    1,012,500
Town & Country Trust.....................................  153,300    2,299,500
Walden Residential Properties, Inc. .....................   60,000    1,447,500
                                                                    -----------
                                                                     15,032,000
                                                                    -----------
DIVERSIFIED - 6.6%
Colonial Properties Trust................................   75,000    2,175,000
EastGroup Properties, SBI................................   90,900    2,522,475
Pacific Gulf Properties, Inc.............................   70,000    1,522,500
                                                                    -----------
                                                                      6,219,975
                                                                    -----------
HEALTH CARE - 16.1%
American Health Properties, Inc..........................  100,000    2,462,500
Health & Retirement Properties Trust.....................   70,000    1,260,000
Health Care REIT, Inc....................................  194,100    4,609,875
LTC Properties, Inc......................................   70,000    1,163,750
National Health Investors, Inc...........................  123,400    4,581,225
Universal Health Realty Income Trust.....................   60,000    1,200,000
                                                                    -----------
                                                                     15,277,350
                                                                    -----------
HOTELS/MOTELS - 13.6%
Equity Inns, Inc. .......................................  190,000    2,517,500
Hospitality Properties Trust.............................   50,000    1,531,250
Innkeepers USA Trust.....................................  160,000    2,340,000
Jameson Inns, Inc........................................  110,000    1,266,716
RFS Hotel Investors, Inc. ...............................  100,000    1,737,500
Sunstone Hotel Investors, Inc. ..........................  100,000    1,312,500
Winston Hotels, Inc......................................  170,000    2,188,750
                                                                    -----------
                                                                     12,894,216
                                                                    -----------

                See accompanying notes to financial statements.

                                                                       MARKET
                                                           NUMBER OF    VALUE
                                                            SHARES    (NOTE 1)
                                                           --------- -----------
OFFICE/INDUSTRIAL - 4.4%
Commercial Net Lease Realty, Inc..........................   90,000  $ 1,327,500
Liberty Property Trust....................................   65,000    1,592,500
TriNet Corporate Realty Trust, Inc........................   40,000    1,265,000
                                                                     -----------
                                                                       4,185,000
                                                                     -----------
OUTLET CENTERS - 4.1%
Mills Corp................................................   60,000    1,515,000
Tanger Factory Outlet Centers, Inc........................   90,000    2,362,500
                                                                     -----------
                                                                       3,877,500
                                                                     -----------
REGIONAL MALLS - 3.5%
Mid-America Realty Investments, Inc.......................  339,000    3,347,625
                                                                     -----------
SHOPPING CENTERS - 18.3%
Bradley Real Estate, Inc..................................   70,000    1,338,750
BRE Properties, Inc. .....................................   10,000      247,500
Developers Diversified Realty Corp........................   90,000    3,397,500
Excel Realty Trust, Inc...................................  175,000    4,418,750
Glimcher Realty Trust.....................................  130,000    2,486,250
IRT Property Co...........................................  166,000    1,826,000
The Price REIT, Inc.......................................   67,500    2,497,500
Western Investment Real Estate Trust......................   90,000    1,125,000
                                                                     -----------
                                                                      17,337,250
                                                                     -----------
Total Common Stocks (cost $74,175,987)....................            78,170,916
                                                                     -----------
PREFERRED STOCKS - 3.0%
Psychiatric Group Preferred Depositary Shares.............  100,000    1,875,000
 (each depositary share represents 1/10th of a share of
  American Health Properties Psychiatric Group Pfd. Stock)
Rouse Co.
 $3.00 Cv. Pfd. Series B..................................   20,000      980,000
                                                                     -----------
Total Preferred Stocks (cost $2,771,480)..................             2,855,000
                                                                     -----------

Stratton Monthly Dividend Shares

                                                                      MARKET
                                                         PRINCIPAL     VALUE
                                                           AMOUNT    (NOTE 1)
                                                         ---------- -----------
CONVERTIBLE DEBENTURES - 5.6%
Interstate/Johnson Lane, Inc.
 7.75% Cv. Sub. Debs. 03/31/11.......................... $2,659,000 $ 2,659,000
Mid-Atlantic Realty Trust
 7.625% Cv. Sub. Debs. 09/15/03.........................  2,500,000   2,612,500
                                                                    -----------
Total Convertible Debentures
 (cost $4,842,232)......................................              5,271,500
                                                                    -----------
SHORT-TERM NOTES - 8.6%
Chevron Oil Financial Co.
 5.50% due 04/01/97.....................................  1,932,000   1,932,000
Prudential Funding Corp.
 5.40% due 04/02/97.....................................  2,445,000   2,445,000
American Express Credit Corp.
 5.90% due 04/03/97.....................................  3,790,000   3,790,000
                                                                    -----------
Total Short-Term Notes
 (cost $8,167,000)......................................              8,167,000
                                                                    -----------
TOTAL INVESTMENTS - 99.6%
 (cost $89,956,699*)....................................             94,464,416
CASH AND OTHER ASSETS, LESS LIABILITIES - 0.4%..........                419,468
                                                                    -----------
NET ASSETS - 100.0%.....................................            $94,883,884
                                                                    ===========

--------
* Aggregate cost for federal income tax purposes is $89,956,699; and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................... $ 5,926,921
Gross unrealized depreciation......................................  (1,419,204)
                                                                    -----------
 Net unrealized appreciation....................................... $ 4,507,717
                                                                    ===========


                See accompanying notes to financial statements.

SCHEDULE OF INVESTMENTS March 31, 1997 (unaudited)

Stratton Small-Cap Yield Fund

                                                                      MARKET
                                                          NUMBER OF    VALUE
                                                           SHARES    (NOTE 1)
                                                          --------- -----------
COMMON STOCKS - 92.9%
BANKING/FINANCIAL - 19.3%
Affiliated Community Bancorp.............................   2,000   $    47,500
American Bank of Connecticut.............................   7,500       232,500
Bankers Corp. (Perth Amboy, NJ)..........................  10,000       248,750
CCB Financial Corp.......................................   4,000       257,000
Centura Banks, Inc. (NC).................................   8,000       312,000
Colonial BancGroup, Inc..................................  14,000       322,000
Commerce Bancorp, Inc. (NJ)..............................  12,600       346,500
Eagle Financial Corp.....................................   9,900       279,675
First Essex Bancorp, Inc.................................  20,000       295,000
First Financial Holdings, Inc............................   9,000       220,500
Firstbank of Illinois Co.................................   4,500       162,000
Medford Savings Bank.....................................  13,000       318,500
Portsmouth Bank Shares, Inc..............................  20,400       306,000
Reliance Bancorp, Inc....................................  10,000       236,250
Sterling Bancorp (NY)....................................   6,000        90,000
United Carolina Bancshares Corp..........................   9,000       385,875
Vermont Financial Services Corp..........................   7,000       287,000
                                                                    -----------
                                                                      4,347,050
                                                                    -----------
BUSINESS SERVICES - 11.0%
American Business Products, Inc..........................  25,000       600,000
Interra Financial, Inc...................................  17,000       590,750
Marc, Inc................................................  37,500       609,375
PMC Capital, Inc.........................................  15,000       202,500
True North Communications, Inc...........................  25,000       468,750
                                                                    -----------
                                                                      2,471,375
                                                                    -----------
CHEMICAL - 5.1%
Mississippi Chemical Corp................................  25,000       596,875
Primex Technologies, Inc.................................  30,000       555,000
                                                                    -----------
                                                                      1,151,875
                                                                    -----------
CONSUMER DURABLES - 4.6%
K2, Inc..................................................  23,000       572,125
Sturm, Ruger & Co., Inc..................................   7,000       111,125
TB Wood's Corp...........................................  27,000       357,750
                                                                    -----------
                                                                      1,041,000
                                                                    -----------
CONSUMER NON-DURABLES - 9.3%
International Multifoods Corp............................  25,000       512,500
Riviana Foods, Inc. (DE).................................  25,000       431,250
Tasty Baking Co..........................................  20,100       341,700
Velcro Industries, N.V...................................   6,000       402,750
West Co., Inc............................................  15,000       406,875
                                                                    -----------
                                                                      2,095,075
                                                                    -----------

                See accompanying notes to financial statements.

                                                                      MARKET
                                                          NUMBER OF    VALUE
                                                           SHARES    (NOTE 1)
                                                          --------- -----------
INDUSTRIAL - 19.6%
A.O. Smith Corp..........................................  20,000   $   697,500
Carpenter Technology Corp................................  12,000       459,000
Cleveland-Cliffs, Inc....................................  10,000       422,500
Commercial Intertech Corp................................  12,600       141,750
Excel Industries, Inc....................................  30,000       611,250
Florida Rock Industries, Inc.............................  10,000       327,500
Kuhlman Corp.............................................  25,000       581,250
Quanex Corp..............................................  15,000       376,875
Republic Group, Inc......................................  22,000       335,500
Roanoke Electric Steel Corp..............................  30,000       442,500
                                                                    -----------
                                                                      4,395,625
                                                                    -----------
INSURANCE/SERVICES - 7.9%
Acordia, Inc.............................................  15,000       487,500
Donegal Group, Inc.......................................  25,000       590,625
Selective Insurance Group, Inc...........................  12,500       518,750
Washington National Corp.................................   6,000       167,250
                                                                    -----------
                                                                      1,764,125
                                                                    -----------
REAL ESTATE - 5.6%
Brandywine Realty Trust..................................   2,500        50,625
Camden Property Trust....................................   8,000       218,000
Chateau Properties, Inc..................................   9,378       242,656
Colonial Properties Trust................................   8,000       232,000
Innkeepers USA Trust.....................................  20,000       292,500
Sovran Self Storage, Inc.................................   7,000       215,250
                                                                    -----------
                                                                      1,251,031
                                                                    -----------
TECHNOLOGY - 9.6%
Boston Acoustics, Inc....................................  14,500       362,500
Helix Technology Corp....................................  20,000       655,000
Kaman Corp. Class A......................................  12,000       162,000
Shared Medical Systems Corp..............................   9,000       418,500
Technitrol, Inc..........................................  30,000       562,500
                                                                    -----------
                                                                      2,160,500
                                                                    -----------
UTILITIES - 0.9%
WICOR, Inc...............................................   6,000       204,000
                                                                    -----------
Total Common Stocks (cost $15,928,522)...................            20,881,656
                                                                    -----------

Stratton Small-Cap Yield Fund

                                                                    MARKET
                                                        PRINCIPAL    VALUE
                                                         AMOUNT    (NOTE 1)
                                                        --------- -----------
SHORT-TERM NOTES - 8.9%
General Electric Capital Corp.
 5.50% due 04/01/97.................................... $500,000  $   500,000
American Express Credit Corp.
 5.90% due 04/03/97....................................  750,000      750,000
Prudential Funding Corp.
 5.65% due 04/08/97....................................  750,000      750,000
                                                                  -----------
Total Short-Term Notes (cost $2,000,000)...............             2,000,000
                                                                  -----------
TOTAL INVESTMENTS - 101.8%
 (cost $17,928,522*)...................................            22,881,656
LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS -
  (1.8%)...............................................              (410,061)
                                                                  -----------
NET ASSETS - 100.0%....................................           $22,471,595
                                                                  ===========

--------
* Aggregate cost for federal income tax purposes is $17,928,522 and net unrealized appreciation is as follows:

Gross unrealized appreciation...................................     $5,099,997
Gross unrealized depreciation...................................       (146,863)
                                                                     ----------
 Net unrealized appreciation....................................     $4,953,134
                                                                     ==========



                See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 1997 (unaudited)

                                              SGF         SMDS         SSCY
                                          ----------- ------------  -----------
ASSETS:
  Investments in securities at value
   (cost $31,062,919, $89,956,699, and
   $17,928,522, respectively) (Note 1)... $44,622,937 $ 94,464,416  $22,881,656
  Cash...................................      21,877          982       82,021
  Dividends and interest receivable......      82,238      553,819       49,652
  Prepaid expenses.......................       7,838          690          --
  Receivable for investment securities
   sold..................................         --           --       320,239
                                          ----------- ------------  -----------
    Total Assets.........................  44,734,890   95,019,907   23,333,568
                                          ----------- ------------  -----------
LIABILITIES:
  Accrued expenses and other
   liabilities...........................       9,904       18,798       11,194
  Payable for investment securities
   purchased.............................         --       117,225      347,670
  Payable for capital stock redeemed.....         --           --       503,109
                                          ----------- ------------  -----------
    Total Liabilities....................       9,904      136,023      861,973
                                          ----------- ------------  -----------
NET ASSETS:
  Applicable to 1,620,832, 3,495,466 and
   645,457 shares outstanding,
   respectively/1/ ...................... $44,724,986 $ 94,883,884  $22,471,595
                                          =========== ============  ===========
  Net asset value, offering and
   redemption price per share............ $     27.59 $      27.14  $     34.82
                                          =========== ============  ===========
SOURCE OF NET ASSETS:
  Paid-in capital........................ $28,815,840 $109,138,187  $16,852,087
  Undistributed net investment income ...     235,763      168,724       14,416
  Accumulated net realized gain (loss) on
   investments...........................   2,113,365  (18,930,744)     651,958
  Net unrealized appreciation of
   investments...........................  13,560,018    4,507,717    4,953,134
                                          ----------- ------------  -----------
    Net Assets........................... $44,724,986 $ 94,883,884  $22,471,595
                                          =========== ============  ===========

--------
/1/ SGF:$.10 par value, 10,000,000 shares authorized; SMDS: $1.00 par value, 10,000,000 shares authorized; SSCY: $.001 par value, 1,000,000,000 shares authorized.

                See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS

Three Months Ended March 31, 1997 (unaudited)

                                                 SGF         SMDS        SSCY
                                              ----------  -----------  --------
INCOME:
  Dividends.................................. $  317,220  $ 1,983,649  $154,281
  Interest...................................     36,010      215,977    15,204
                                              ----------  -----------  --------
    Total Income.............................    353,230    2,199,626   169,485
                                              ----------  -----------  --------
EXPENSES:
  Accounting/Pricing services fees (Note 2)..      5,000        6,000     5,000
  Administration services fees (Note 2)......      7,500        7,500     2,500
  Advisory fees (Note 2).....................     82,021      152,210    59,180
  Custodian fees (Note 2)....................      5,708       11,589     2,683
  Directors' fees............................      2,261        4,646     1,093
  Legal fees.................................        --           804       193
  Miscellaneous fees.........................        585          944       316
  Printing and postage fees..................      3,259        6,911     1,014
  Registration fees (Note 2).................     12,133       15,111    14,380
  Shareholder services fees (Note 2).........      7,102       41,794     3,974
  Taxes other than income taxes..............        981        1,993       450
                                              ----------  -----------  --------
    Total Expenses...........................    126,550      249,502    90,783
                                              ----------  -----------  --------
      Net Investment Income..................    226,680    1,950,124    78,702
                                              ----------  -----------  --------
REALIZED AND UNREALIZED GAIN (LOSS) ON IN-
 VESTMENTS:
  Net realized gain (loss) on investments....  1,369,603   (2,930,530)  352,574
  Net increase (decrease) in unrealized ap-
   preciation on investments.................   (587,407)   1,845,660   420,345
                                              ----------  -----------  --------
  Net gain (loss) on investments.............    782,196   (1,084,870)  772,919
                                              ----------  -----------  --------
    Net increase in net assets resulting from
     operations.............................. $1,008,876  $   865,254  $851,621
                                              ==========  ===========  ========


                See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                            SGF                                  SMDS
                         -----------------------------------------  ------------------------------
                         3 MONTHS ENDED 7 MONTHS ENDED YEAR ENDED   3 MONTHS ENDED 11 MONTHS ENDED
                           03/31/97*       12/31/96     05/31/96      03/31/97*       12/31/96
                         -------------- -------------- -----------  -------------- ---------------
OPERATIONS:
 Net investment income..  $   226,680    $   514,358   $   854,333   $ 1,950,124    $  6,886,732
 Net realized gain
  (loss) on invest-
  ments.................    1,369,603        749,571     2,277,319    (2,930,530)      1,855,839
 Net increase (decrease)
  in unrealized
  appreciation
  (depreciation) of
  investments...........     (587,407)     1,414,784     6,391,511     1,845,660      (2,376,846)
                          -----------    -----------   -----------   -----------    ------------
 Net increase in net
  assets resulting from
  operations............    1,008,876      2,678,713     9,523,163       865,254       6,365,725
                          -----------    -----------   -----------   -----------    ------------
DISTRIBUTIONS TO SHARE-
 HOLDERS:
 From net investment
  income ($0.00, $0.58
  and $0.54 per share,
  respectively, for SGF,
  $0.48 and $1.63,
  respectively, for
  SMDS).................          --        (936,276)     (788,687)   (1,781,400)     (6,886,732)
 From realized gains on
  investments ($0.00,
  $1.210 and $0.945 per
  share, respectively,
  for SGF)..............          --      (1,910,237)   (1,357,531)          --              --
 In excess of net
  investment income
  ($0.13 for SMDS)......          --                           --            --         (531,985)
CAPITAL SHARE
 TRANSACTIONS:             (1,085,146)     2,089,016     3,783,914    (7,979,705)    (24,434,759)
                          -----------    -----------   -----------   -----------    ------------
 Total increase
  (decrease) in net
  assets................      (76,270)     1,921,216    11,160,859    (8,895,851)    (25,487,751)
NET ASSETS:
 Beginning of period....   44,801,256     42,880,040    31,719,181   103,779,735     129,267,486
                          -----------    -----------   -----------   -----------    ------------
 End of period
  (including
  undistributed net
  investment income of
  $235,763, $9,083 and
  $431,001,
  respectively, for SGF,
  $168,274 and $0,
  respectively, for
  SMDS).................  $44,724,986    $44,801,256   $42,880,040   $94,883,884    $103,779,735
                          ===========    ===========   ===========   ===========    ============

                                                              SSCY
                                                  -----------------------------
                                                  3 MONTHS ENDED 9 MONTHS ENDED
                                                    03/31/97*       12/31/96
                                                  -------------- --------------
OPERATIONS:
 Net investment income...........................  $    78,702    $   310,419
 Net realized gain on investments................      352,574        946,175
 Net increase in unrealized appreciation of in-
  vestments......................................      420,345      1,260,568
                                                   -----------    -----------
 Net increase in net assets resulting from
  operations.....................................      851,621      2,517,162
                                                   -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income ($0.10 and $0.54, re-
  spectively)....................................      (64,286)      (333,221)
 From realized gains on investments ($0.00 and
  $1.83, respectively)...........................          --      (1,129,636)
CAPITAL SHARE TRANSACTIONS: /2/                         (6,816)     1,044,806
                                                   -----------    -----------
 Total increase in net assets....................      780,519      2,099,111
NET ASSETS:
 Beginning of period.............................   21,691,076     19,591,965
                                                   -----------    -----------
 End of period (including undistributed net in-
  vestment income of $14,416 and $0, respective-
  ly)............................................  $22,471,595    $21,691,076
                                                   ===========    ===========

--------
* Unaudited

                See accompanying notes to financial statements.

CAPITAL SHARE TRANSACTIONS

/2/ A summary of capital share transactions follows:

                                                         SGF
                          -----------------------------------------------------------------------
                             3 MONTHS ENDED           7 MONTHS ENDED             YEAR ENDED
                             MARCH 31,1997*          DECEMBER 31, 1996          MAY 31, 1996
                          ----------------------  ------------------------  ---------------------
                           SHARES      VALUE        SHARES       VALUE       SHARES      VALUE
                          --------  ------------  ----------  ------------  --------  -----------
Shares issued...........    30,198  $    860,575      84,152  $  2,143,395   234,168  $ 5,879,301
Shares reinvested from
 net investment income
 and capital gains
 distributions..........         6           171      96,302     2,447,768    80,419    1,841,377
                          --------  ------------  ----------  ------------  --------  -----------
                            30,204       860,746     180,454     4,591,163   314,587    7,720,678
Shares redeemed.........   (68,780)   (1,945,892)    (98,426)   (2,502,147) (156,417)  (3,936,764)
                          --------  ------------  ----------  ------------  --------  -----------
  Net increase (de-
   crease)..............   (38,576) $ (1,085,146)     82,028  $  2,089,016   158,170  $ 3,783,914
                          ========  ============  ==========  ============  ========  ===========
                                              SMDS
                          ------------------------------------------------
                             3 MONTHS ENDED           11 MONTHS ENDED
                             MARCH 31,1997*          DECEMBER 31, 1996
                          ----------------------  ------------------------
                           SHARES      VALUE        SHARES       VALUE
                          --------  ------------  ----------  ------------
Shares issued...........    38,741  $  1,065,664     238,241  $  6,238,119
Shares reinvested from
 net investment income..    36,712     1,006,018     165,671     4,298,372
                          --------  ------------  ----------  ------------
                            75,453     2,071,682     403,912    10,536,491
Shares redeemed.........  (363,647)  (10,051,387) (1,338,319)  (34,971,250)
                          --------  ------------  ----------  ------------
  Net decrease..........  (288,194) $ (7,979,705)   (934,407) $(24,434,759)
                          ========  ============  ==========  ============
                                              SSCY
                          ------------------------------------------------
                             3 MONTHS ENDED           9 MONTHS ENDED
                             MARCH 31,1997*          DECEMBER 31, 1996
                          ----------------------  ------------------------
                           SHARES      VALUE        SHARES       VALUE
                          --------  ------------  ----------  ------------
Shares issued...........    70,579  $  2,516,131      28,881  $    940,160
Shares reinvested from
 net investment income
 and capital gains
 distributions..........     1,262        45,291      32,327     1,049,304
                          --------  ------------  ----------  ------------
                            71,841     2,561,422      61,208     1,989,464
Shares redeemed.........   (72,262)   (2,568,238)    (28,629)     (944,658)
                          --------  ------------  ----------  ------------
  Net increase (de-
   crease)..............      (421) $     (6,816)     32,579  $  1,044,806
                          ========  ============  ==========  ============

--------
*Unaudited

                See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

March 31, 1997 (unaudited)

NOTE 1. - Significant Accounting Policies
Stratton Mutual Funds consist of Stratton Growth Fund, Inc. ("SGF"), Stratton Monthly Dividend Shares, Inc. ("SMDS") and The Stratton Funds, Inc. The Stratton Funds, Inc. (the "Company") operates as a series, consisting of Stratton Small-Cap Yield Fund ("SSCY"). The Funds and Company are registered under the Investment Company Act of 1940, as amended, as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of SGF is to seek possible growth of capital with current income from interest and dividends as secondary objective.

The objective of SMDS is to seek a high rate of return from dividend and interest income. It will seek its objective through investment of at least 25% of assets in securities of real estate investment trusts and of public utility companies engaged in the production, transmission or distribution of electric, energy, gas, water or telephone services.

The objective of SSCY is to achieve both dividend income and capital appreciation through investment in the securities of small-cap companies which have certain risks associated with them. First and foremost is their greater earnings and price volatility in comparison to large companies. Earnings risk is partially due to the undiversified nature of small company business lines.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met. The Funds' fiscal years changed to December 31, commencing with December 31, 1996.

The following is a summary of significant accounting policies consistently followed by these Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

   A. Security Valuation - Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the last sale price, if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets are valued at their fair value as determined in good faith by the Boards of Directors of the Funds, which may include the amortized cost method for securities maturing in sixty days or less and other cash equivalent investments.

   B. Determination of Gains or Losses on Sales of Securities - Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

   C. Federal Income Taxes - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to its shareholders. Therefore, no federal income tax provision is required. SMDS has a capital loss

March 31, 1997 (unaudited)

   carryover available to offset future capital gains, if any, of approximately $16,000,000 of which $11,669,000 expires in 2003 and $4,331,000 expires in 2004.

   D. Use of Estimates in Financial Statements - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

   E. Other - Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

SMDS has made certain investments in real estate investment trusts ("REITS") which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REIT's taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITS in its monthly distributions to its shareholders and, accordingly, a portion of the Fund's distributions will also be designated as a return of capital.

NOTE 2. - During the three months ended March 31, 1997, the Funds paid advisory fees to Stratton Management Company, (the"Advisor") as follows: SGF- $82,021; SMDS--$152,210; SSCY--$59,180. Management services are provided by the Advisor under an agreement whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds' officers and employees, except to the extent that those employees are engaged in administrative and accounting services activities. In return for these services, SGF pays to the Advisor a monthly fee of 3/48 of 1% (annually 3/4 of 1%) of the daily net asset value of the Fund for such month. SMDS pays a monthly fee at an annual rate of 5/8 of 1% of the daily net asset value of the Fund for such month. The Advisor has voluntarily agreed to waive $15,000 annually of the compensation due it under the agreement with each of these Funds to offset a portion of the cost of certain administrative responsibilities delegated to FPS Services, Inc.

SSCY pays a monthly fee at an annual rate of 0.75% of the daily net asset value of the Fund for such month, subject to a performance adjustment. The performance adjustment will be calculated at the end of each month based upon a rolling 24 month performance period. The performance adjustment is added to or subtracted from the basic investment advisory fee. The Fund's gross performance is compared with the performance of the Frank Russell 2000 Index, ("Russell 2000"). When the Fund performs better than the Russell 2000, it pays the Investment Advisor an incentive fee; less favorable performance than the Russell 2000 reduces the basic fee. Each 1.00% of the difference in performance between the Fund and the Russell 2000 during the performance period is equal to a 0.10% adjustment to the basic fee. The maximum annualized performance adjustment rate is +/-0.50% of average net assets which would be added to or deducted from the advisory fee if the Fund outperformed or under performed the Russell 2000 by 5.00%. The performance fee adjustment for the period ended March 31, 1997 caused the advisory fee to increase by $16,336.

March 31, 1997 (unaudited)

Certain officers and directors of the Funds are also officers and directors of the Advisor. None of the Funds' officers receive compensation from the Funds.

The Funds' Administrator, Accounting Agent and Transfer Agent, FPS Services, Inc. ("FPS"), is a wholly-owned subsidiary of FinDaTex, Inc. Certain directors and officers of the Funds are shareholders of FinDaTex, Inc. FPS received fees for providing shareholder services, for certain administrative services and for accounting/pricing services during the three months ended March 31, 1997 as follows:

                                SGF                      SMDS                      SSCY
                             ----------               -----------               ----------
Shareholder Services             $7,102                   $41,794                   $3,974
Administration                    7,500                     7,500                    2,500
Accounting/Pricing                5,000                     6,000                    5,000

Pursuant to an agreement between The Bank of New York, (the "Custodian"), and
FPS, the Custodian reallows a portion of its custody fees to FPS for certain services delegated to FPS. The amount is not readily determinable. FPS Broker
Services, Inc., a wholly-owned subsidiary of FPS, serves as the Funds' principal underwriter and receives no fees for services in assisting in sales of the Funds' shares but does receive an annual fee of $3,000 for each Fund for its services in connection with the registration of the Funds' shares under state securities laws.

NOTE 3. - Purchases and sales of investment securities, excluding short-term notes, for the three months ended March 31, 1997 were as follows:

                                SGF                      SMDS                      SSCY
                             ----------               -----------               ----------
Cost of purchases            $4,382,486               $21,546,877               $1,762,145
Proceeds of sales             4,864,246                31,601,876                1,841,295

FINANCIAL HIGHLIGHTS

Stratton Growth Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                           3 MONTHS
                             ENDED      7 MONTHS               YEARS ENDED MAY 31,
                           03/31/97      ENDED       -------------------------------------------
                          (UNAUDITED)   12/31/96      1996     1995     1994     1993     1992
                          -----------   --------     -------  -------  -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 27.00     $ 27.18      $ 22.35  $ 20.65  $ 20.89  $ 20.55  $ 19.75
                            -------     -------      -------  -------  -------  -------  -------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment
   income...............      0.140       0.312        0.556    0.537    0.510    0.560    0.640
  Net gains on
   securities (both
   realized and
   unrealized)..........      0.450       1.298        5.759    2.978    0.665    1.160    1.320
                            -------     -------      -------  -------  -------  -------  -------
    Total from
     investment
     operations.........      0.590       1.610        6.315    3.515    1.175    1.720    1.960
                            -------     -------      -------  -------  -------  -------  -------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...      0.000      (0.580)      (0.540)  (0.540)  (0.510)  (0.565)  (0.725)
  Distributions (from
   capital gains).......      0.000      (1.210)      (0.945)  (1.275)  (0.905)  (0.815)  (0.435)
                            -------     -------      -------  -------  -------  -------  -------
    Total
     distributions......      0.000      (1.790)      (1.485)  (1.815)  (1.415)  (1.380)  (1.160)
                            -------     -------      -------  -------  -------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................    $ 27.59     $ 27.00      $ 27.18  $ 22.35  $ 20.65  $ 20.89  $ 20.55
                            =======     =======      =======  =======  =======  =======  =======
TOTAL RETURN............       2.19%       6.40%       29.62%   18.61%    5.92%    8.91%   10.57%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period (in 000's)....    $44,725     $44,801      $42,880  $31,719  $25,475  $25,315  $25,311
  Ratio of expenses to
   average net assets...       1.11%/1/    1.17%/1/     1.16%    1.31%    1.34%    1.39%    1.35%
  Ratio of net
   investment income to
   average net assets...       1.98%/1/    2.08%/1/     2.28%    2.70%    2.51%    2.76%    3.20%
  Portfolio turnover
   rate.................      10.29%      20.32%       15.41%   42.54%   49.81%   35.34%   59.76%
  Average commission
   rate paid............    $0.0500     $0.0537          N/A      N/A      N/A      N/A      N/A

--------
/1/ Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Monthly Dividend Shares

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                           3 MONTHS
                             ENDED      11 MONTHS              YEARS ENDED JANUARY 31,
                           03/31/97       ENDED       -----------------------------------------------
                          (UNAUDITED)   12/31/96        1996      1995       1994     1993     1992
                          -----------   ---------     --------  --------   --------  -------  -------
NET ASSET VALUE,
 BEGINNING OF PERIOD....    $ 27.43     $  27.40      $  24.84  $  28.69   $  29.91  $ 27.83  $ 23.02
                            -------     --------      --------  --------   --------  -------  -------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment
   income...............       0.53         1.63          1.88      1.94       1.87     1.94     1.97
  Net gains (loss) on
   securities (both
   realized and
   unrealized)..........      (0.34)        0.16          2.60     (3.87)     (1.14)    2.08     4.79
                            -------     --------      --------  --------   --------  -------  -------
    Total from
     investment
     operations.........       0.19         1.79          4.48     (1.93)      0.73     4.02     6.76
                            -------     --------      --------  --------   --------  -------  -------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...      (0.48)       (1.63)        (1.89)    (1.92)     (1.94)   (1.94)   (1.95)
  Distributions (in
   excess of net
   investment income)...       0.00        (0.13)        (0.03)     0.00      (0.01)    0.00     0.00
                            -------     --------      --------  --------   --------  -------  -------
    Total
     distributions......      (0.48)       (1.76)        (1.92)    (1.92)     (1.95)   (1.94)   (1.95)
                            -------     --------      --------  --------   --------  -------  -------
NET ASSET VALUE, END OF
 PERIOD.................    $ 27.14     $  27.43      $  27.40  $  24.84   $  28.69  $ 29.91  $ 27.83
                            =======     ========      ========  ========   ========  =======  =======
TOTAL RETURN............       0.69%        7.12%        18.98%    (6.57%)     2.22%   15.18%   30.55%
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period (in 000's)....    $94,884     $103,780      $129,267  $134,066   $165,798  $98,227  $45,566
  Ratio of expenses to
   average net assets...       1.00%/1/     1.02%/1/      0.99%     1.08%      0.99%    1.10%    1.23%
  Ratio of net
   investment income to
   average net assets...       7.82%/1/     6.94%/1/      7.42%     7.71%      6.12%    6.74%    7.63%
  Portfolio turnover
   rate.................      23.80%       69.19%        53.30%    39.50%     19.15%   35.94%   43.55%
  Average commission
   rate paid............    $0.0495     $ 0.0498           N/A       N/A        N/A      N/A      N/A

--------
/1/ Annualized

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

Stratton Small-Cap Yield Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

                           3 MONTHS
                             ENDED      9 MONTHS       YEAR      YEAR    FOR THE PERIOD
                           03/31/97      ENDED        ENDED     ENDED     04/12/93 /1/
                          (UNAUDITED)   12/31/96     03/31/96  03/31/95   TO 03/31/94
                          -----------   --------     --------  --------  --------------
NET ASSET VALUE, BEGIN-
 NING OF PERIOD.........    $ 33.58     $ 31.95      $ 25.88   $ 25.94       $25.00
                            -------     -------      -------   -------       ------
  INCOME FROM INVESTMENT
   OPERATIONS
  Net investment
   income...............       0.12        0.53         0.66      0.57         0.43
  Net gains (loss) on
   securities (both
   realized and
   unrealized)..........       1.22        3.47         6.07     (0.04)        0.91
                            -------     -------      -------   -------       ------
    Total from
     investment
     operations.........       1.34        4.00         6.73      0.53         1.34
                            -------     -------      -------   -------       ------
  LESS DISTRIBUTIONS
  Dividends (from net
   investment income)...      (0.10)      (0.54)       (0.66)    (0.59)       (0.40)
  Distributions (from
   capital gains).......       0.00       (1.83)        0.00      0.00         0.00
                            -------     -------      -------   -------       ------
    Total
     distributions......      (0.10)      (2.37)       (0.66)    (0.59)       (0.40)
                            -------     -------      -------   -------       ------
NET ASSET VALUE, END OF
 PERIOD.................    $ 34.82     $ 33.58      $ 31.95   $ 25.88       $25.94
                            =======     =======      =======   =======       ======
TOTAL RETURN............       3.98%      12.84%       26.18%     2.09%        5.51%/2/
RATIOS/SUPPLEMENTAL DATA
  Net assets, end of
   period (in 000's)....    $22,472     $21,691      $19,592   $14,058       $8,257
  Ratio of expenses to
   average net assets...       1.63%/2/    1.29%/2/     1.46%     2.12%        2.28%/2/
  Ratio of net
   investment income to
   average net assets...       1.42%/2/    2.03%/2/     2.28%     2.36%        1.85%/2/
  Portfolio turnover
   rate.................       8.35%      35.86%       33.50%    30.20%       28.60%/2/
  Average commission
   rate paid............    $0.0559     $0.0579          N/A       N/A          N/A

--------
/1/ Commencement of operations
/2/ Annualized

                See accompanying notes to financial statements.

SHAREHOLDER INFORMATION
MINIMUM INVESTMENT

The minimum amount for the initial purchase of shares of SGF, SMDS or SSCY is $2,000 each. Subsequent purchases may be made in amounts of $100 or more.

TELEPHONE EXCHANGE

Shares of each Fund may be exchanged for shares of the other Funds, provided such other shares may legally be sold in the state of the investor's residence. Each Fund has a distinct investment objective which should be reviewed before executing any exchange of shares. The sections regarding each Fund, including those on charges and expenses, should be read prior to seeking any such exchange. Shares may be exchanged by: (1) written request; or (2) telephone if a special authorization form has been completed and is on file with the Transfer Agent in advance. See "How to Redeem Fund Shares--Additional Information" for a description of the Funds' policy regarding telephone instructions.

DIVIDENDS AND DISTRIBUTIONS

SMDS declares and pays dividends from net investment income on a monthly basis. SGF declares and pays dividends from net investment income on a semi-annual basis. SSCY declares and pays dividends from net investment income quarterly. Each Fund will make distributions from net realized gains, if any, once a year. Distributions may be reinvested in additional shares of such fund, see "Reinvestment of Income Dividends and Capital Gains Distribution" in the combined Prospectus.

AUTOMATIC INVESTMENT PLAN

Shares of a Fund may be purchased through our "Automatic Investment Plan" (the "Plan"), (a tear-out application is attached to the back of our Prospectus). The Plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. The minimum investment pursuant to this Plan is $100 per month. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. A Fund may alter, modify or terminate this Plan at any time.

SHARE PRICE INFORMATION

The daily share price of our Funds can be found in the mutual fund section of most major daily newspapers as well as The Wall Street Journal and Investor's Daily, where the Funds are listed under Stratton Funds. The Funds' stock ticker symbols for SGF, SMDS and SSCY are STRGX, STMDX and STSCX, respectively.

RETIREMENT PLANS

Stratton Mutual Funds has IRA, Defined Contribution Plans and 403(b)(7) Retirement Plans available at no minimum investment.

GENERAL INFORMATION ON THE FUNDS

Requests for a prospectus and financial information, past performance figures and an application, should be directed to the Funds' Distributor:

FPS BROKER SERVICES, INC.
3200 Horizon Drive, P. O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 800-634-5726

EXISTING SHAREHOLDER ACCOUNT SERVICES

Shareholders seeking information regarding their accounts and other fund services, and shareholders executing redemption requests, should continue to call or write our Transfer Agent and Dividend Paying Agent:

FPS SERVICES, INC.
3200 Horizon Drive, P. O. Box 61503, King of Prussia, PA 19406-0903
Telephone: 610-239-4600 . 800-441-6580

INVESTMENT PORTFOLIO ACTIVITIES

Questions regarding any of our Funds' investment portfolios should be directed to the Funds' Investment Advisor:

STRATTON MANAGEMENT COMPANY
Plymouth Meeting Executive Campus
610 W. Germantown Pike, Suite 300, Plymouth Meeting, PA 19462-1050
Telephone: 610-941-0255

ADDITIONAL PURCHASES ONLY TO EXISTING ACCOUNTS SHOULD BE MAILED TO A SEPARATE LOCK BOX UNIT:

C/O FPS SERVICES, INC.
P. O. Box 412797, Kansas City, MO 64141-2797

 THIS REPORT IS AUTHORIZED FOR DISTRIBUTION TO SHAREHOLDERS AND TO OTHERS WHO
                                     HAVE
     RECEIVED A COPY OF THE COMBINED PROSPECTUS OF STRATTON MUTUAL FUNDS.